Exhibit 10.1

TERMINATION LETTER AGREEMENT

October 21, 2026

To: Each Purchaser identified on a signature page hereto

Re: Securities Purchase Agreement dated October 8, 2026

Ladies and Gentlemen:

This termination letter agreement (this “Letter Agreement”) is entered into as of October 21, 2026 (the “Effective Date”), by and among China SXT Pharmaceuticals, Inc., a business company incorporated in the British Virgin Islands with company number 1949664 (the “Company”), and each purchaser executing a signature page hereto (each, a “Purchaser” and collectively, the “Purchasers”). Capitalized terms used but not otherwise defined in this Letter Agreement have the meanings given to them in that certain Securities Purchase Agreement, dated as of October 8, 2026, by and among the Company and the Purchasers (the “SPA”).

WHEREAS, Section 2.4 of the SPA grants each Purchaser the right, during the Additional Allocation Period, to elect to purchase up to its Purchase Limit of additional Shares and/or Pre-Funded Warrants at the Per Share Purchase Price (the “Additional Allocation Right”); and

WHEREAS, the Company and the Purchasers desire to terminate the Additional Allocation Right in its entirety, on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Purchaser agree as follows:

1. Termination of Section 2.4. Effective as of the Effective Date, Section 2.4 of the SPA is hereby deleted in its entirety and shall be of no further force or effect. Each Purchaser’s Additional Allocation Right, including its right to deliver any Additional Allocation Election Notice, to purchase any Additional Allocation, or to participate in any Additional Closing, is irrevocably terminated and extinguished in full. No Purchaser shall have any further right, claim or entitlement under Section 2.4 of the SPA.

2. No Other Amendments. Except as expressly set forth in this Letter Agreement, the SPA and the other Transaction Documents remain unmodified and in full force and effect, and are hereby ratified and confirmed in all respects. This Letter Agreement constitutes an amendment to the SPA in accordance with Section 5.5 thereof.

3. Effectiveness. This Letter Agreement shall become effective only upon execution and delivery by the Company and each Purchaser that has an Additional Allocation Right under Section 2.4 of the SPA.

4. Authority. Each party represents and warrants to the other parties that it has the requisite power and authority to execute, deliver and perform this Letter Agreement and that this Letter Agreement has been duly authorized, executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles.

5. Governing Law and Venue. Section 5.9 and Section 5.22 of the SPA are incorporated herein by reference, mutatis mutandis.

6. Counterparts. This Letter Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Signatures delivered by facsimile or electronic transmission, including by e-mail delivery of a PDF, shall be deemed original signatures for all purposes.

[Signature Pages Follow]

SIGNATURE PAGE TO TERMINATION LETTER AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Termination Letter Agreement to be duly executed as of the Effective Date.

CHINA SXT PHARMACEUTICALS, INC.

By:
Name:
Title:

PURCHASER SIGNATURE PAGE

The undersigned Purchaser hereby executes and delivers the Termination Letter Agreement as of the Effective Date.

PURCHASER:

Name of Purchaser: ______________________________________________
By: ________________________________________________________
Name: ________________________________________________________
Title: ________________________________________________________